SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14a-101)
                           INFORMATION REQUIRED IN
                               PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIRST MICHIGAN BANK CORPORATION
               (Name of registrant as specified in its charter)

                        FIRST MICHIGAN BANK CORPORATION
                  (Name of person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies: ______
        ______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies: ________
        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction: _____________________

        ______________________________________________________________________

    (5) Total fee paid:
        ______________________________________________________________________

[ ] Fee paid previsouly with preliminary materials:____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: _____________________________________________

     (2) Form, schedule or registration statement no.: _______________________

     (3) Filing party: _______________________________________________________

     (4) Date filed: _________________________________________________________
                             [This Page Intentionally Left Blank.]



                               [ FMB LOGOTYPE ]

                NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                             and PROXY STATEMENT

March 13, 1997

Dear Shareholder,

You are cordially invited to attend First Michigan Bank Corporation's Annual Meeting of Shareholders on Tuesday, April 15, 1997, at 10:00 a.m. The meeting will take place in the Ambassador Ballroom of the Amway Grand Plaza Hotel, Grand Rapids, Michigan, and will be preceded by a continental breakfast at 9:00 a.m. Parking vouchers for the garage directly across Pearl Street from the hotel will be available at the meeting.

A copy of First Michigan Bank Corporation's 1996 Annual Report is enclosed for your review. We are pleased to report that the Corporation had another outstanding year with record earnings and strong asset growth. This performance, as well as our plans for the future, will be highlighted at the Annual Meeting.

Every shareholder's vote is important. Therefore, please sign and return the accompanying proxy in the return envelope provided. If you attend the meeting and wish to vote your shares in person, you may do so even though you have submitted a proxy. If your shares are held in the name of a brokerage or bank, you may need to obtain a legal proxy from that institution to vote your shares in person.

Also enclosed this year is a brief shareholder survey. Please take a moment to complete it. This information will help FMB expand its shareholder base and better serve all shareholders.

Thank you for your continued interest and investment in our Corporation, and we look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ David M. Ondersma
---------------------
David M. Ondersma
Chairman
and Chief Executive Officer

                               [ FMB LOGOTYPE ]

                               NOTICE OF ANNUAL
                           MEETING OF SHAREHOLDERS

      The Annual Meeting of Shareholders of First Michigan Bank Corporation will be held in the Ambassador Ballroom at the Amway Grand Plaza Hotel, Pearl at Monroe, Grand Rapids, Michigan, on Tuesday, April 15, 1997, at 10:00 a.m. (local time), for the following purposes:

      (1) To elect five persons to the Board of Directors, four for three-year terms and one for a two-year term.

      (2) To consider and act on a proposal to approve the First Michigan Bank Corporation Stock Compensation Plan.

      (3) To consider and act on a proposal to approve the First Michigan Bank Corporation 1997 Directors' Stock Option Plan.

      (4) To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 3, 1997, will be entitled to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen A. Stream
---------------------
Stephen A. Stream
Secretary
Holland, Michigan
March 13, 1997

                               [ FMB LOGOTYPE ]

                                                               March 13, 1997

                      One Financial Plaza * 10717 Adams
                           Holland, Michigan 49423
                           (Telephone 616/355-9200)

                               PROXY STATEMENT

                           SOLICITATION OF PROXIES

      This Proxy Statement is furnished to the shareholders of First Michigan Bank Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders, and any adjournments thereof, to be held on Tuesday, April 15, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Execution and return of the proxy in the form enclosed will not in any way affect a shareholder's right to attend the meeting and vote in person. A shareholder giving a proxy may revoke it at any time before it is exercised by giving notice to the Chairman of the Board of the Company in writing or in open meeting, by submitting to the Chairman of the Board a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Proxies executed and returned in the form enclosed, unless previously revoked, will be voted at the meeting as set forth herein and in the proxies.

      The costs of soliciting proxies will be borne by the Company. The solicitation of proxies will be made primarily by mail. The Company has engaged Corporate Investor Communications, Inc., specialists in proxy solicitation, to solicit proxies on its behalf from brokers, bank nominees, and other institutional holders of its stock at an anticipated cost of $6,000 plus certain out-of-pocket expenses. Proxies may also be solicited by directors, officers, and other employees of the Company and its subsidiaries personally, and by telephone, facsimile, or other means. No additional compensation will be paid to directors, officers, or employees for any such solicitation nor will any such solicitation result in more than a minimal cost to the Company.

                            ELECTION OF DIRECTORS

      The Articles of Incorporation provide for the division of the Board of Directors into three classes of nearly equal size with staggered three-year terms of office. Five persons have been nominated for election to the Board, four to serve three-year terms expiring at the 2000 Annual Meeting of Shareholders, and one for a two-year term expiring at the 1999 Annual Meeting of Shareholders. The Board has nominated the following four persons to serve three-year terms: Doyle A. Hayes, Donald W. Maine, Jack H. Miller and David
M. Ondersma. All four are incumbent directors previously elected by the Company's shareholders. The Board has also nominated Ronald J. Bieke to serve a two-year term. Mr. Bieke was appointed to the Board in 1996 to fill a vacancy on the Board. The latter portions of this Proxy Statement contain more information about the nominees.

      Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substituted nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the five who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

      The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

      Following are summaries of the background, business experience, and descriptions of the primary occupations of the nominees:

 [PHOTOGRAPH]                [PHOTOGRAPH]                [PHOTOGRAPH]
Ronald J. Bieke             Doyle A. Hayes             Donald W. Maine

 [PHOTOGRAPH]               [PHOTOGRAPH]
Jack H. Miller           David M. Ondersma

      Ronald J. Bieke, 64, is President of Arcadia BIDCO Corporation, a venture capital company. He is Chairman of the Board of FMB-Arcadia Bank. He is Vice Chairman of the Board of Mercantile Bank of Southwest Florida. He is also on the Board of Directors of GHS Corporation, a manufacturer of guitar strings and air compressors; Detroit Mortgage and Realty Company; IDS Corporation, a biochemical company; Arcadia Services, Inc., a health services company; and Hilltop Nurseries.

      Doyle A. Hayes, 46, is President and CEO of Pyper Products, Inc., an automotive products supplier in Battle Creek. He is also on the Board of Directors of Metropolitan Hospital in Grand Rapids and the Economic Club of Grand Rapids. He serves on the Governor's Workforce Development Board as well as the Seidman Advisory Board. He is also a trustee of the Grand Valley State University Foundation and is an advisor to the Mackinac Center for Public Policy.

      Donald W. Maine, 54, is President and CEO of the Davenport
College/Detroit College of Business/Great Lakes College System. He serves as Chairperson of the Metropolitan Hospital Board. He is a member of the Opera Grand Rapids Board, the Grand Rapids Economic Club Board, the Grand Rapids Area Chamber of Commerce Foundation Board, the Grand Action Executive Committee, the Celebration on the Grand Board, and the Association of Independent Colleges and Universities of Michigan Board of Directors.

      Jack H. Miller, 64, is President and CEO of Howard Miller Company. He is also Chairman of the Board and CEO of Hekman Furniture Company, a subsidiary of Howard Miller Company. He is a trustee of Aquinas College, the Davenport College Foundation, the Grand Valley State University Foundation, Pine Rest Christian Mental Health Services, and Resthaven Patrons, Inc. Mr. Miller is also a director of the Michigan Chamber of Commerce and Center for Health Affairs.

      David M. Ondersma, 55, is Chairman and CEO of First Michigan Bank Corporation. He serves as a member of the Advisory Board of "The Community Banker" magazine, published by Irwin Professional Publishing. He is also a member of the Board of Directors of the Grand Rapids Symphony and serves as Secretary/ Treasurer of the Board of Directors of the Metropolitan Hospital in Grand Rapids.

           PROPOSAL TO APPROVE THE FIRST MICHIGAN BANK CORPORATION
                           STOCK COMPENSATION PLAN

      On December 12, 1996, the Board of Directors adopted the First Michigan Bank Corporation Stock Compensation Plan (the "Plan"), subject to approval by the Company's shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix A to this Proxy Statement.

      Purpose. The purpose of the Plan is to promote the long-term success of the Company for the benefit of its shareholders through stock-based compensation, by aligning the personal interests of the Company's key employees with those of its shareholders. The Plan is designed to allow key employees of the Company and certain of its subsidiaries to participate in the Company's future, as well as to enable the Company to attract, retain, and reward such employees.

      Administration. The Plan will be administered by the Nominating and Salary Committee of the Board of Directors (the "Committee"). The Committee is composed of at least four directors, each of whom is not an employee of the Company. Each member of the Committee is required to be a "nonemployee director" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended, and no member of the Committee is eligible to participate in the Plan. Subject to the Company's Articles of Incorporation, Bylaws and the provisions of the Plan, the Committee has the authority to select key employees to whom Awards may be awarded; the type of Awards (or combination thereof) to be granted; the number of shares of Common Stock to be covered by each Award; and the terms and conditions of any Award, such as conditions of forfeiture, transfer restrictions and vesting requirements.

      The Plan provides for the granting of a variety of stock-based Awards, described in more detail below, such as Stock Options, including Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Restricted Stock, Performance Shares, and Other Stock-Based Awards. The term of the Plan is ten (10) years; no Awards may be granted under the Plan after January 1, 2007.

      Types of Awards. The following types of Awards may be granted under the
Plan:

      An "Option" is a contractual right to purchase a number of shares at a price determined at the date the Option is granted. Options include Incentive Stock Options, as defined in Section 422 of the Code, as well as Nonqualified Stock Options. The exercise price included in both Incentive Stock Options and Nonqualified Stock Options must equal at least 100% of the fair market value of the stock at the date of grant.

      "Restricted Stock" are shares of Common Stock granted to an employee for no or nominal consideration. Title to the shares passes to the employee at the time of the grant; however, the ability to sell or otherwise dispose of the shares is subject to restrictions and conditions determined by the Committee.

      "Performance Shares" are an Award of the right to receive stock or cash of an equivalent value at the end of the specified performance period upon the attainment of specified performance goals.

      An "Other Stock-Based Award" is any other Award that may be granted under the Plan that is valued in whole or in part by reference to or is payable in or otherwise based on Common Stock.

      Shares Subject to Plan. One million five hundred thousand (1,500,000) shares of Common Stock, $1.00 par value, are proposed to be set aside for use under the Plan. The shares to be offered under the Plan will be authorized and unissued shares, including shares reacquired by the Company which have that status. The closing sale price of the Company's Common Stock as quoted on the NASDAQ National Market System on March 3, 1997, was $30.00. The number of shares that may be issued under the Plan and the number of shares subject to Options are subject to adjustments in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock splits, or other change in corporate structure affecting the Common Stock. Subject to certain restrictions, unexercised Options, lapsed shares of Restricted Stock, and shares surrendered in payment for exercising Options may be reissued under the Plan.

      Termination or Amendment of the Plan. The Board may at any time amend, discontinue, or terminate this Plan or any part thereof; however, unless otherwise required by law, after shareholder approval, the rights of a participant may not be impaired without the consent of such participant. In addition, without the approval of the Company's shareholders, no amendment may be made which would increase the aggregate number of shares of Common Stock that may be issued under the Plan, change the definition of employees eligible to receive Awards under the Plan, extend the maximum option period under the Plan, decrease the Option price of any Option to less than 100% of the fair market value on the date of grant, otherwise materially increase the benefits to participants in the Plan, or cause the Plan not to comply with certain applicable securities and tax law requirements.

      Eligibility. Key employees of the Company and its designated subsidiaries are eligible to be granted Awards under the Plan. Eligibility is determined by the Committee. Awards granted under the Plan will be void and of no effect if the Plan is not approved by shareholders at the Company's 1997 annual meeting. It is not possible to predict the number or identity of future participants or, except as set forth in the Plan, to describe the restrictions that may be included in Award agreements.

      Participation and Assignability. Neither the Plan nor any Award agreement granted under the Plan entitles any participant or other employee to any right to continued employment by the Company or any subsidiary. Generally, no Award, Option, or other benefit payable under the Plan may, except as otherwise specifically provided by law, be subject in any manner to assignment, transfer, or encumbrance. However, Nonqualified Stock Options may be transferred without consideration to (i) an immediate family member of the optionee, (ii) a trust for the benefit of the immediate family members of the optionee, or (iii) a partnership or limited liability company whose only partners or members are immediate family members of the optionee, if the option holder satisfies such conditions as may be required by the Committee

      Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of Awards under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed, and may vary from locality to locality.

      Options. Plan participants will not recognize taxable income at the time an Option is granted under the Plan unless the Option has a readily ascertainable market value at the time of grant. Management understands that Options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an Option. For Nonqualified Stock Options, the difference between the fair market value of the shares at the time an Option is exercised and the Option price generally will be treated as ordinary income to the optionee, in which case the Company will be entitled to a deduction equal to the amount of the optionee's ordinary income. With respect to Incentive Stock Options, participants will not realize income for federal income tax purposes as a result of the exercise of such Options. In addition, if Common Stock acquired as a result of the exercise of an Incentive Stock Option is disposed of more than two years after the date the Option is granted and more than one year after the date the Option was exercised, the entire gain, if any, realized upon disposition of such Common Stock will be treated for federal income tax purposes as capital gain. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant or exercise of an Incentive Stock Option. Exceptions to the general rules apply in the case of a "disqualifying disposition." If a participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a "disqualifying disposition." As a result, such a participant would recognize ordinary income and the Company would be entitled to a deduction in the year in which such disposition occurred.

      The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the Option price, or (b) the fair market value of the shares at the time of exercise minus the Option price. If the disposition is to a related party (such as a spouse, brother, sister, lineal descendant, or certain trusts for business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized upon disposition, in excess of the ordinary income, will be taxable as capital gain. In addition, the exercise of Incentive Stock Options may result in an alternative minimum tax liability.

      Restricted Stock. Recipients of shares of Restricted Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to federal income taxes until the lapse or release of the restrictions or sale of the shares, unless the recipient files a specific election under the Code to be taxed at the time of grant. The recipient's income and the Company's deduction will be equal to the excess of the then fair market value (or sale price) of the shares less any purchase price.

      Performance Shares. Participants are not taxed upon the grant of Performance Shares. Upon receipt of the underlying shares or cash, a participant will be taxed at ordinary income tax rates (subject to withholding) on the amount of cash received and/or the current fair market value of stock received, and the Company will be entitled to a corresponding deduction. The participant's basis in any Performance Shares received will be equal to the amount of ordinary income on which he or she was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

      Required Vote for Approval. The affirmative vote of a majority of the Company's Common Stock voted at the Annual Meeting, in person or by proxy, is required to approve the Plan. While broker nonvotes will not be treated as votes cast on the approval of this Plan, shares voted as abstentions will be counted as votes cast. Since a majority of the votes cast is required for approval, the sum of any negative votes and abstentions will necessitate offsetting affirmative votes to assure approval. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote for the approval of the Plan. The Board of Directors recommends a vote FOR the approval of the proposed Plan.

           PROPOSAL TO APPROVE THE FIRST MICHIGAN BANK CORPORATION
                      1997 DIRECTORS' STOCK OPTION PLAN

      On December 12, 1996, the Board of Directors adopted the First Michigan Bank Corporation 1997 Directors' Stock Option Plan (the "Plan"), subject to approval by the Company's shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan set forth in Appendix B to this Proxy Statement.

      Purpose. The Plan is intended to encourage stock ownership by nonemployee directors of the Company and to provide those individuals with additional incentive to manage the Company effectively and to contribute to its success. The Plan is also intended to provide a form of compensation that will attract and retain highly qualified individuals as nonemployee members of the Board of Directors of the Company.

      Annual Grant of Options to Acquire Common Stock. The Plan provides that all persons who are directors of the Company, but are neither contractual nor common law employees of the Company, will be granted an option, as of the first business day following each annual meeting of the Company's shareholders, providing for the purchase of 1,000 shares of the Company's Common Stock. If the Plan is approved by the Company's shareholders at the 1997 Annual Meeting, the initial grant under this Plan will occur on April 16, 1997, the first business day following the 1997 Annual Meeting. Directors who are appointed to the Company's Board of Directors between annual meetings of the Company's shareholders will be granted, at the time of their appointment, one option to purchase 1,000 shares of the Company's Common Stock.

      There are currently 10 persons who are eligible to participate in the Plan. Based on the current number of nonemployee directors, options providing for the purchase of an aggregate of 10,000 shares of Common Stock would be granted to such persons under the Plan each year.

      The term of each option granted under the Plan is 10 years from the date of grant subject to earlier termination at the end of three years following the director's termination of services as a director. The option price for each option must equal 100% of the fair market value of the Company's Common Stock on the date the option is granted. In general, no option may be exercisable in whole or in part prior to the first anniversary of the date of grant of the option. The Plan does not obligate the Company, its Board of Directors or its shareholders to retain an optionee as a director of the Company.

      Administration. The Plan is administered by the Corporate Executive Committee of the Company. This Committee currently consists of the most senior executive officers of the Company (the "Committee"). The Committee's authority is limited to interpreting the provisions of the Plan and supervising its administration, including the power to adopt procedures and regulations for administrative purposes.

      Shares Subject to Plan. A total of 150,000 shares of the Company's Common Stock are reserved for issuance under the Plan. The closing sale price of the Company's Common Stock as quoted on the NASDAQ National Market System on March 3, 1997, was $30.00. The shares of Common Stock that may be delivered under the Plan pursuant to the exercise of options will consist of authorized and unissued shares, which may include shares reacquired by the Company. The Plan provides for an equitable adjustment in the number, kind, or price of shares of Common Stock covered by options in the event the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares of the Company through stock dividends or similar changes.

      Termination or Amendment of the Plan. The Board of Directors of the Company may amend or terminate the Plan with respect to shares not subject to option at the time of amendment or termination. The Plan may not be amended without shareholder approval if the amendment would increase the maximum number of shares that may be issued under the Plan, extend the term of the options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, change the class of persons eligible to receive options, or permit the granting of options under the Plan after April 15, 2007. Unless earlier terminated by the Board of Directors, the Plan will expire on April 15, 2007.

      Transferability of Options and Common Stock. Generally, options granted under the terms of the Plan may be transferred only by will or according to the laws of descent and distribution. However, options may be transferred without consideration to (i) an immediate family member of the optionee, (ii) a trust for the benefit of the immediate family members of an optionee, or (iii) a partnership or limited liability company whose only partners or members are immediate family members of an optionee ("Permitted Transferee") if the optionee satisfies such conditions to the transfer as may be required by the Administrators. Options may be exercised only by an optionee or a Permitted Transferee during the optionee's lifetime. Before issuing any shares upon the exercise of an option, the Company may require the optionee or Permitted Transferee to represent in writing that the shares are being acquired for investment and not for resale. The Company may also delay issuance of the shares until all appropriate registrations or qualifications under federal and state securities laws have been completed.

      Federal Tax Consequences. The following summarizes the consequences of the grant and exercise of options under the Plan for federal income tax purposes, based on management's understanding of existing federal income tax laws. This summary is necessarily general in nature and does not purport to be complete. Also, state and local income tax consequences are not discussed, and may vary from locality to locality.

      Optionees will not recognize taxable income at the time an option is granted under the Plan unless the option has a readily ascertainable market value at the time of grant. Management understands that options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. Because options will not qualify as incentive stock options under the Code, the difference between the fair market value of the shares at the time an option is exercised and the option exercise price generally will be treated as ordinary income to the optionee. The Company is entitled to a corresponding deduction equal to the amount of an optionee's ordinary income.

      Tax consequences to the holder of the shares will arise again at the time the shares of Common Stock are sold. In general, if the shares have been held for more than one year, the gain or loss will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. The amount of any gain or loss will be calculated under the general principles for determining gain and loss, and will equal the difference between the amount realized in the sale and the tax basis of the shares of Common Stock. The tax basis will generally equal the cost of the shares (the option exercise price paid) plus any income recognized upon exercise of the option.

      Required Vote for Approval. The affirmative vote of a majority of the Company's Common Stock voted at the Annual Meeting, in person or by proxy, is required to approve the Plan. While broker nonvotes will not be treated as votes cast on the approval of this Plan, shares voted as abstentions will be counted as votes cast. Since a majority of the votes cast is required for approval, the sum of any negative votes and abstentions will necessitate offsetting affirmative votes to assure approval. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote for the approval of the Plan. The Board of Directors recommends a vote FOR the approval of the proposed Plan.

            VOTING SECURITIES AND BENEFICIAL OWNERSHIP OF MANAGEMENT

      At March 3, 1997, the Company had outstanding 26,379,852 shares of Common Stock, par value $1.00 per share. Shareholders are entitled to one vote for each full share of Common Stock registered in their names at the close of business on March 3, 1997, the record date fixed by the Board of Directors. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Company.

      As of March 3, 1997, no person was known by management to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, except as follows:

Name and Address of   Amount and Nature of      Approximate
  Beneficial Owner    Beneficial Ownership   Percent of Class
-------------------   --------------------   ----------------
   FMB-Trust((1))        2,283,045(1)              8.65%


(1) FMB-Trust ("Trust"), a subsidiary of the Company, holds these shares in a fiduciary capacity under 154 trust agreements. Trust has sole or shared voting and investment powers as to these shares. Trust has no actual pecuniary interest in any of the shares held by it. All of the shares are held of record by nominees of Trust. All of such shares held of record by the nominees for these trusts are included for informational purposes in the amount shown as beneficially owned by Trust, although Trust may not be deemed to be beneficial owner of all of such shares under the applicable tests, and the inclusion of such shares for informational purposes is not to be construed as an admission that Trust is the beneficial owner of such shares. Trust instructs its respective nominees to vote these shares in accordance with instructions from trust creators or beneficiaries when shared voting and investment powers are applicable; otherwise, if Trust has sole voting power with respect to the shares in question, the nominees may vote these shares in accordance with the recommendation of the management of Trust. However, in those cases in which Trust holds sole voting power, its normal practice is to seek voting instructions from trust grantors or beneficiaries and to follow such instructions to the extent received.

      The information in the following table sets forth the beneficial ownership of the Company's Common Stock by each of the executive officers listed in the Summary Compensation Table included in the latter portion of this Proxy Statement and by all directors and executive officers as a group.

                                                          Amount and Nature of        Approximate
                       Persons                          Beneficial Ownership(1)   Percent of Class(2)
                       -------                          -----------------------   -------------------
David M. Ondersma ...................................       290,105(3)               1.08%
Stephen A. Stream ...................................       124,924                  0.46%
Larry D. Fredricks ..................................        72,910                  0.27%
Merle J. Prins ......................................       136,623                  0.51%
All executive officers and directors as a group
(consisting of 14 persons) ..........................     1,065,803(4)               3.96%

(1) Includes shares with respect to which certain executive officers have the right to acquire beneficial ownership under stock options exercisable in 60 days as follows: Mr. Ondersma -- 238,644; Mr. Stream -- 103,582; Mr. Fredricks -- 57,510; Mr. Prins -- 129,782.

(2) Calculated on the basis of the amount of shares outstanding plus the 529,518 shares acquirable within 60 days upon exercise of stock options.

(3) Includes 2,958 shares owned by Mr. Ondersma's children to which Mr. Ondersma disclaims beneficial ownership.

(4) Included for informational purposes are 34,593 shares to which officers and directors disclaim beneficial ownership, and 529,518 shares with respect to which those persons have the right to acquire beneficial ownership under stock options exercisable in 60 days.

              INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

      The information in the following table relating to principal occupation or employment and beneficial ownership of shares has been furnished to the Company by the respective directors and director nominees:

                                                                          Year First   Amount and Nature of    Approx.
                                                                            Became     Beneficial Ownership    Percent
Name                     Age   Principal Occupation                       a Director     as of 3/03/97(1)     of Class
----                     ---   --------------------                       ----------   --------------------   --------
                            Nominees for Election as Directors for Terms
                                        Expiring in 2000:
Doyle A. Hayes .......    46   President and Chief Executive Officer
                               of Pyper Products, Inc. (automotive
                               products supplier)  ....................      1994               2,885           0.01%
Donald W. Maine ......    54   President and Chief Executive Officer
                               of Davenport College of Business  ......      1985               5,773(2)        0.02%
Jack H. Miller .......    64   President and Chief Executive Officer
                               of Howard Miller Company (clock and
                               furniture manufacturer)  ...............      1982             215,556           0.80%
David M. Ondersma ....    55   Chairman of the Board and Chief
                               Executive Officer of First Michigan
                               Bank Corporation  ......................      1985             290,105(2)(3)     1.08%
                            Nominee for Election as Director for Term
                                         Expiring in 1999:
Ronald J. Bieke ......    64   President of Arcadia BIDCO (venture
                               capital company)  ......................      1996              43,499           0.16%

                            Directors Whose Terms Expire in 1998:
James H. Bloem .......    46   Executive Vice President of Perrigo
                               Company (over-the-counter store-
                               brand pharmaceutical, personal care and
                               nutritional products manufacturer)  ....      1994               4,575           0.02%
Meriam B. Leeke ......    59   Chief Executive Officer of Old Channel
                               Trail Enterprises (golf course and real
                               estate company)  .......................      1992              21,087           0.08%
John W. Spoelhof .....    57   Chairman of the Board of Prince
                               Corporation (automotive products and
                               machine tool manufacturer)  ............      1987             109,596(2)        0.41%
Stephen A. Stream ....    54   President, Chief Operating Officer and
                               Secretary of First Michigan Bank
                               Corporation  ...........................      1995             124,924(3)        0.46%
                            Directors Whose Terms Expire in 1999:
Roger A. Andersen ....    63   President of Peninsular Investment
                               Company (real estate investment
                               company)  ..............................      1979              23,770           0.09%
David M. Cassard .....    43   President of The Waters Corporation
                               (real estate investment and management
                               company)  ..............................      1993               3,703           0.01%
Robert J. Kapenga ....    54   President of Steketee-VanHuis, Inc.
                               (graphics arts manufacturing company)  .      1994              10,797           0.04%

(1) Unless otherwise indicated by note (2), each director or nominee has sole voting and investment power and owns the shares directly or shares voting and investment power with his or her spouse under joint ownership.

(2) The persons named above disclaim beneficial interest in the following shares of Common Stock that are included in the foregoing schedule for informational purposes: Mr. Maine -- 4,508; Mr. Ondersma -- 2,958; and Mr. Spoelhof -- 27,127. The foregoing shares are owned directly or indirectly by members of the person's family, by a company in which the person serves as an officer, or by a foundation of which the person serves as a director.

(3) Includes shares with respect to which each director or nominee has the right to acquire beneficial ownership under stock options exercisable within 60 days as follows: Mr. Ondersma -- 238,644, and Mr. Stream -- 103,582. These shares have been added to shares outstanding in calculating each director's or nominee's individual approximate percentage of beneficial ownership.


      For the last five years, the nominees and directors of the Company have either been engaged in the positions reported above or in other executive positions with their respective organizations shown above, except Mr. Hayes, who was employed by Diesel Technologies, Inc. in various executive positions for the period prior to his current occupation, and Mr. Bloem, who was employed as vice president and chief financial officer by Herman Miller, Inc. for the period prior to his current occupation. There are no family relationships between or among any of the directors, nominees or executive officers of the Company.

      During 1996, the Board of Directors held seven regular meetings. Various committees of the Board held meetings as needed. Each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which they served.

      The Audit Committee, comprised of Ms. Leeke and Messrs. Andersen, Bieke, Bloem and Spoelhof met on four occasions during 1996. Its primary duties and responsibilities include: (1) annually recommending to the Board of Directors the independent public accounting firm to be appointed auditors of the Company and its subsidiaries; (2) a review of the scope of and fees for the audit and a review of all reports received from the independent public accountants; and (3) coordination of the internal auditing department and a review of the scope of its annual program and the results of its audit findings.

      During 1996, the Nominating and Salary Committee, comprised of Messrs. Cassard, Hayes, Kapenga, Maine and Miller met six times. Its primary duties and responsibilities include: (1) the coordination of salary and benefit administration throughout the Company; (2) the making of recommendations to the Board of Directors regarding salaries and benefits for corporate officers and subsidiary bank presidents; (3) reviewing qualifications of and making recommendations for membership on the Board of Directors of the Company and on the boards of its subsidiaries; and (4) the administration of the Company's stock option plans. This Committee will consider for Board nomination qualified persons recommended by shareholders provided that any recommendations are submitted in writing, on or before the 60th day preceding the anniversary date of the previous annual meeting, including a description of the proposed nominee, his or her consent to serve as a director, and other biographical data of the nominee, to Stephen A. Stream, Corporate Secretary, First Michigan Bank Corporation, One Financial Plaza, Holland, Michigan 49423.

      Directors who are not employees of the Company were compensated at the rate of $14,000 per year, plus $900 per regular Board meeting, special Board meeting and committee meeting attended. In addition, the chair of each Board committee received an additional $700 per committee meeting attended. Directors were reimbursed for out-of-pocket expenses incurred in attending meetings.

      During 1995, the Company's Deferred Compensation, Deferred Stock and Current Stock Purchase Plan for Nonemployee Directors ("the Plan") was approved by the shareholders to provide an opportunity for directors of the Company and its subsidiaries to defer payment of all or a part of their respective director fees ("Plan Fees") or to receive shares of FMBC stock in lieu of cash payment of Plan Fees. Each director, who participates in the plan, must elect to have his or her Plan Fees credited quarterly to either
(a) a Current Stock Purchase Account, (b) a Deferred Cash Investment Account, or (c) a Deferred Stock Account. Plan Fees credited to a Current Stock Purchase Account are converted into shares of FMBC Common Stock at market value on the credit date and distributed to the director in lieu of cash payment of Plan Fees. Plan Fees credited to a Deferred Cash Investment Account are deferred for tax purposes and are credited quarterly with an appreciation factor that may not exceed the prime rate of interest charged by FMB-First Michigan Bank. Plan Fees credited to a Deferred Stock Account are also deferred for tax purposes. At the credit date, the Plan Fees are converted into "FMBC stock units" determined by dividing the amount of the Plan Fees credited for the quarter by the fair market value of a share of FMBC Common Stock on the credit date. From the credit date forward, the value of the FMBC stock units in the director's account is tied directly to the fair market value of FMBC Common Stock, including the impact of paid dividends. Upon termination of a director's service with the Company, the amount credited to his or her Deferred Cash Investment Account or Deferred Stock Account is paid out in a lump sum, or if termination occurs because of retirement, the distribution may be spread over 5 to 10 years.

                      COMPENSATION OF EXECUTIVE OFFICERS
                  Committee Report on Executive Compensation

      Decisions on the compensation of the Company's executive officers are made by the Board's Nominating and Salary Committee (the "Committee"), composed of nonemployee directors. To ensure this Committee's independence, the Board of Directors has made annual changes in the nonemployee directors who serve on the Committee. This Report, prepared by the Committee, addresses the Company's compensation policies and programs for the year ended December 31, 1996, the details of which are reflected in the tables set forth on the following pages of this Proxy Statement.

                       Compensation Policies and Programs

      The Company's established policies and programs of compensation are tailored to reward employees for the achievement of annual and long-term corporate goals, as well as individual and collective accomplishments. The various means of compensation, which apply to other employees of the Company as well, are intended to encourage management to increase the value of the Company as an asset of its shareholders, to reward and challenge individuals, working individually and as a team, to achieve superior operating results, and to attract and retain well-qualified personnel.

      The Company's compensation program is comprised of several elements: cash compensation (including salary and incentive bonus), stock options, and defined benefit and defined contribution retirement plans. Reflective of the Company's goal of tying compensation to corporate performance, the incentive bonus plan permits executive officers, who are employees of the Company ("Company executives"), to earn up to 70% of their salary if outstanding results are achieved. The bonus may be earned by Company executives if the Company's return on equity (ROE) and growth exceeds the annual targets established by the Board of Directors. Executive officers who are employees of a subsidiary may also earn up to 70% of their salary under this plan. The maximum percentage of base salary that may be earned under this plan is reduced for nonexecutive officers. Once the ROE and asset growth targets are achieved, executive officers, as well as other employees, earn a percentage of their base salary, up to the established maximum.

                 Company Performance and Executive Compensation

      The salaries of the Company's Chief Executive Officer and other Company executives are established based on a performance appraisal system. Each Company executive's performance, other than that of the Chief Executive Officer, is evaluated by his or her superior and reviewed by the Committee. This review considers the employee's overall performance relative to the achievement of corporate objectives, as well as the satisfaction of a number of specific performance criteria. This same appraisal system is applied to the Company's Chief Executive Officer by the Committee.

      The Company achieved a number of financial performance goals for the year ended December 31, 1996. The Company attained record earnings during the year and exceeded objectives pertaining to the Company's return on equity and asset growth. In light of these achievements and other corporate accomplishments, each of the Company's executive officers earned payouts of 53.3% under the incentive bonus plan. The Chief Executive Officer received the same relative bonus under the incentive program as the other Company executives for performance during 1996.

      The Committee also authorized, during 1996, the grant of stock options to the Company's executives and other management personnel under the Company's 1987 Stock Option Plan ("the Plan"). The Plan, approved by shareholders in 1987, provides for the grant of options to purchase shares of the Company's Common Stock over a ten-year period. The options become exercisable one year after the date of grant, and the exercise price equals the market price of the stock on the date of grant. The Plan was established to provide additional incentive to management to contribute to the success of the Company and to attract and retain well-qualified key employees. The Committee believes that the Plan, by encouraging and promoting stock ownership, inures to the benefit of the Company's shareholders by aligning their interests with the enhancement of shareholder value. Options are granted to management personnel, including the Company executives and the Chief Executive Officer, based on their relative annual salary and their position with the Company and its subsidiaries.

              Submitted by the Nominating and Salary Committee:

              David M. Cassard     Robert J. Kapenga     Jack H. Miller
              Doyle A. Hayes       Donald W. Maine


                          SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation received by the Company's Chief Executive Officer and the three other executive officers (referred to collectively as the "Named Executives") for each of the three years ended December 31, 1996.

                                                                                        Long-Term
                                                                Annual Compensation   Compensation
                                                                -------------------   ------------    All Other
                        Name &                                                           Options       Compen-
                  Principal Position                    Year   Salary(1)   Bonus(1)    (# Shares)    sation (2)
                  ------------------                    ----   ---------   --------    ----------    ----------
David M. Ondersma ................................      1996    $400,000   $213,200      26,123        $10,129
  Chairman of the Board                                 1995     374,300    210,357      27,268          8,948
  and Chief Executive Officer                           1994     340,000    170,000      30,558          8,111
Stephen A. Stream ................................      1996    $273,000   $145,509      17,850        $ 7,818
  President, Chief Operating                            1995     254,150    142,832      18,557          6,531
  Officer and Secretary                                 1994     209,615    104,808      18,828          5,943
Larry D. Fredricks ...............................      1996    $243,100   $129,572      11,830        $14,262
  Executive Vice President and                          1995     219,050    123,106      12,347          9,239
  Chief Financial Officer                               1994     199,654     99,827      13,681          8,184
Merle J. Prins ...................................      1996    $234,000   $124,722      11,830        $ 6,402
  Executive                                             1995     219,050    123,106      12,347          7,378
  Vice President                                        1994     199,654     99,827      13,681          6,201


(1) Includes amounts deferred by employees under the Company's Cash Option
    Plan, pursuant to Section 401(k) of the Internal Revenue Code.

(2) The amounts disclosed in this column include: (a) amounts contributed by the Company to the Company's Cash Option Plan, pursuant to which substantially all salaried employees of the Company participate, (the
    Company made matching contributions equal to 50% of each Named
    Executive's salary reduction contribution for 1996 and the last six months of 1995, and 35% for prior periods); and (b) dollar value of premiums paid by the Company for term life insurance on behalf of the Named Executives as follows:

                                                              1996     1995     1994
                                                              ----     ----     ----
Mr. Ondersma ........................................   (a)  $4,750   $3,785   $3,234
                                                        (b)   5,379    5,163    4,877
Mr. Stream ..........................................   (a)   4,750    3,570    3,234
                                                        (b)   3,068    2,961    2,709
Mr. Fredricks .......................................   (a)   4,750    3,791    3,234
                                                        (b)   9,512    5,448    4,950
Mr. Prins ...........................................   (a)   4,750    3,894    3,064
                                                        (b)   1,652    3,484    3,137

                             OPTION GRANTS IN 1996

      The following table provides information on options granted to the Named Executives during the year ended December 31, 1996.

                                            Individual Grants
----------------------------------------------------------------------------------------------------------
                               Number of    Percentage of
                              Securities    Total Options
                              Underlying     Granted to      Exercise or
                                Options     Employees in      Base Price     Expiration      Grant Date
           Name               Granted (1)       1996        (per share)(2)      Date      Present Value(3)
           ----               -----------   -------------   --------------   ----------   ----------------
David M. Ondersma  ........     26,123          16.11%          $20.00        01/19/06        $130,876
Stephen A. Stream  ........     17,850          11.01%           20.00        01/19/06          89,429
Larry D. Fredricks  .......     11,830           7.30%           20.00        01/19/06          59,268
Merle J. Prins  ...........     11,830           7.30%           20.00        01/19/06          59,268

(1) Indicates number of shares that may be purchased pursuant to options granted under the Company's 1987 Stock Option Plan on January 18, 1996. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. Each option contains a limited stock appreciation right which becomes exercisable: (1) if any person acquires 25% or more of the Company's outstanding Common Stock; (2) prior to a merger in which the Company will not survive; or (3) upon the sale of substantially all of the Company's assets. The limited stock appreciation right entitles the holder to surrender all or part of his or her options in exchange for cash, Company shares or both cash and shares, in an amount equal to the excess of the prevailing per share market value of the Company's Common Stock over the option price.

(2) The exercise price equals the prevailing market price of the Company's Common Stock on the date of grant. The exercise price may be paid in cash, or if at least 500 shares are being acquired, by the delivery of previously owned shares, or a combination thereof.

(3) The values reflect standard application of the Black-Scholes option pricing model employing these assumptions: (a) expected stock price volatility of 0.220; (b) risk-free rate of return of 5.50%; (c) cash dividend yield of 3.0%; and (d) expected time to exercise of 7.5 years. The actual value, if any, of the options granted is dependent upon the market value of the Company's stock subsequent to the date the options become exercisable.

      AGGREGATED STOCK OPTION EXERCISES IN 1996 AND YEAR-END OPTION VALUES

      The following table provides information on the exercise of stock options during 1996 by the Named Executives and the value of unexercised options at December 31, 1996.

                                                                      Number of Securities              Value of
                                                                           Underlying                  Unexercised
                                                                           Unexercised                In-the-Money
                                                                           Options at                  Options at
                                                                            12/31/96                   12/31/96(2)
                                                                      --------------------            ------------
                              Shares Acquired
           Name                 on Exercise     Value Realized(1)   Exercisable/Unexercisable   Exercisable/Unexercisable
           ----               ---------------   -----------------   -------------------------   -------------------------
David M. Ondersma  ........        7,124            $119,962             212,521/ 26,123           $4,276,790/$248,169
Stephen A. Stream  ........        2,800              40,180              85,732/ 17,850            1,576,838/ 169,575
Larry D. Fredricks  .......          -0-                 -0-              45,680/ 11,830              762,945/ 112,385
Merle J. Prins  ...........        1,680              26,952             117,952/ 11,830            2,430,368/ 112,385

(1) Aggregate market value of shares acquired at time of exercise, less the aggregate exercise price paid by the employee to the Company.

(2) Values are based on the difference between the closing bid price of the Company's Common Stock on December 31, 1996 ($29.50) and the exercise prices of the options.

                                  PENSION PLAN

      The following table illustrates the maximum annual benefits currently payable upon normal retirement at age 65 to persons in specified compensation and years of service classifications under the Company's defined benefit plan and the Company's Pension Benefit Restoration Plan ("PBRP"). Under the Company's defined benefit plan, the projected benefits are computed on a straight line annuity basis, and such benefit is in addition to any amounts which may be received under the Social Security Act. Benefits in excess of $120,000, as limited by Section 415 of the Internal Revenue Code ("IRC"), are payable under the PBRP. The PBRP provides participants with an additional retirement benefit determined by applying the benefit formula set forth in the Company's defined benefit plan to their average annual compensation (including salary and generally only 50% of bonus payments) without regard to the IRC limit, minus the amount of the benefit they will receive under the Company's defined benefit plan. Benefits under the PBRP are reduced proportionately for each year of completed service with the Company that is less than 30, as determined at the time of the participant's retirement or termination of employment. Benefits are payable under the PBRP upon an employee's retirement on or after age 55, although at a reduced level for each month that the actual retirement date precedes the participant's 65th birthday, or disability, provided the employee has at least five years of credited service with the Company. The Company's obligations under the PBRP are a general liability of the Company. Any assets that the Company may designate as assets of the PBRP will still be subject to the claims of the Company's creditors.

   Final
  Average
   Annual                                                             Years of Benefit Service (2)
Compensation                                            ------------------------------------------------------
   (1)
   ---

                                                           10         15         20         25      30 or More
                                                        --------   --------  ---------  ---------   ----------
 $100,000  ..........................................   $ 20,259   $ 30,389  $  40,518  $  50,648   $  60,777
 $150,000  ..........................................     31,009     46,514     62,018     77,523      93,027
 $200,000  ..........................................     41,759     62,639     83,518    104,398     125,277
 $250,000  ..........................................     52,509     78,764    105,018    131,273     157,527
 $300,000  ..........................................     63,259     94,889    126,518    158,148     189,777
 $350,000  ..........................................     74,009    111,014    148,018    185,023     222,027
 $400,000  ..........................................     84,759    127,139    169,518    211,898     254,277
 $450,000  ..........................................     95,509    143,264    191,018    238,773     286,527
 $500,000  ..........................................    106,259    159,389    212,518    265,648     318,777
 $550,000  ..........................................    117,009    175,514    234,018    292,523     351,027
 $600,000  ..........................................    127,759    191,639    255,518    319,398     383,277

(1) The final average annual compensation is determined under the defined benefit plan by the average of the five highest consecutive years of annual compensation (including salary and bonus payments as referenced in the Summary Compensation Table) during the last ten years of employment, subject to a maximum of $150,000 for all years. Under the PBRP, average annual compensation includes salary and generally only 50% of bonus payments (as referenced in the Summary Compensation Table) and is subject to a maximum of $600,000 for all years.

(2) The Named Executives have credited years of service under the defined benefit plan and PBRP as follows: David M. Ondersma -- 24, Stephen A. Stream -- 15, and Merle J. Prins -- 29.


      The Company has entered into a separate retirement agreement with Mr. Fredricks. Mr. Fredricks is covered and has five credited years of service under the Company's defined benefit plan and the PBRP. In addition to the benefits under those plans, this agreement provides for a $50,000 annual retirement benefit for the life of Mr. Fredricks beginning at age 65 or a $45,000 annual retirement benefit beginning at age 62. The Company funds this obligation on a level basis over the employee's projected employment period with contributions made to an irrevocable trust that is subject to the claims of the Company's creditors.

      The Company has entered into individual Management Continuity Agreements with Messrs. Ondersma, Stream, Fredricks, and Prins. These agreements provide severance benefits if the executive's employment is terminated within 36 months after a change in control or within 12 months before a change in control if the Company terminates his employment in contemplation of a change in control and to avoid the agreement. For
                                      14



the purposes of these agreements, a "change in control" is any occurrence reportable as such in a proxy statement under applicable rules of the Securities and Exchange Commission, and would include, without limitation, the acquisition of beneficial ownership of 25% of the Company's voting securities by any person or an extraordinary change in the composition of the board of directors. Severance benefits will not be payable if the Company terminates the employment for cause, if employment terminates due to the executive's death or disability, or if the executive resigns without good reason. An executive may resign with "good reason" after a change in control and retain benefits if the Company reduces the executive's salary or bonus, assigns duties inconsistent with the executive's prior position, or shifts the executive's job location more than 40 miles. The agreements are for self-renewing terms of 3 years unless the Company takes action to terminate further extensions. Each agreement is automatically extended for a 3-year term from the date of a change in control. These agreements provide a severance benefit of a lump-sum payment equal to 3 years' salary and bonus and continuation of benefits coverage for 3 years and provide for additional payment to make an executive whole, on an after-tax basis, for any excise taxes imposed by Section 4999 of the IRC.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with that of the cumulative total return of the NASDAQ Bank Stocks Index, the NASDAQ Stock Market Index and the Standard & Poor's 500 Stock Index for the five year period ended December 31, 1996. The following information is based on an investment of $100, on January 1, 1992, in the Company's Common Stock, the NASDAQ Bank Stocks Index, the NASDAQ Stock Market Index and the Standard & Poor's 500 Stock Index, all with dividends reinvested:

                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL
                     RETURN FISCAL YEAR ENDING DECEMBER 31

                                   [ GRAPH ]

                                    1991   1992   1993   1994   1995   1996
                                    ----   ----   ----   ----   ----   ----
  First Michigan Bank Corporation    100    145    183    225    288    441
  NASDAQ Bank Stock Index            100    146    166    165    246    326
  NASDAQ Stock Market Index          100    116    134    131    185    227
  S&P 500 Index                      100    108    118    120    165    203

                              OTHER TRANSACTIONS

      During 1996, subsidiary banks of the Company entered into, and had outstanding, credit relationships and other transactions with directors and executive officers of the Company and their associates in the ordinary course of business. The loans and extensions of credit included in such transactions: (1) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others; (2) did not involve more than the normal risk of collectibility or present other unfavorable features; and (3) were repaid as scheduled or, to the extent still outstanding, remain current in their respective repayment schedules.

      One of the Company's subsidiary banks leases office space from The Waters Corporation, of which Mr. Cassard, a member of the Board of Directors of the Company, is president. Payments for rent, utilities and miscellaneous services totaled $451,968 during 1996. The Board of Directors of this bank believes that the terms of these leases are at least as favorable to the bank as could have been obtained from unrelated parties.

      The Company and its subsidiaries contract for certain printing services from Steketee-VanHuis, Inc. and its 79%-owned subsidiary, The Printery, Inc. Mr. Kapenga, a member of the Board of Directors of the Company, is president of both companies. Payments for printing services during 1996 totaled $96,255. The Company believes that rates charged for these printing services are competitive with other printing firms in the market.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      In November 1996, Mr. Andersen sold 68 shares of FMBC stock at $27.125 per share from his Keogh account and failed to report the transaction on a Form 4 Report for the month of November. The transaction was reported subsequently on the year-end Form 5 Report.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The financial statements of the Company for the year ended December 31, 1996, have been audited by BDO Seidman, LLP, independent public accountants. A representative of BDO Seidman, LLP will be at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to answer appropriate questions. BDO Seidman, LLP has been reappointed by the Board of Directors as the independent public accountants of the Company and its subsidiaries for the year ending December 31, 1997.

                            SHAREHOLDER PROPOSALS

      Any shareholder proposal to be considered by the Company for inclusion in the 1998 Annual Meeting of Shareholders proxy material must be received by the Company no later than November 8, 1997.

                                OTHER BUSINESS

      The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy.

      The Annual Report of the Company for 1996 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting.

      Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen A. Stream
---------------------
Stephen A. Stream
Secretary
March 13, 1997

                                                                   APPENDIX A

                       FIRST MICHIGAN BANK CORPORATION
                           STOCK COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                                  Page
ARTICLE 1 -- ESTABLISHMENT AND PURPOSE OF THE PLAN ............    A-1
  1.1     Establishment of the Plan ...........................    A-1
  1.2     Purpose of the Plan .................................    A-1
  1.3     Term of Plan ........................................    A-1
ARTICLE 2 -- DEFINITIONS.......................................    A-1
ARTICLE 3 -- ADMINISTRATION ...................................    A-3
  3.1     The Committee .......................................    A-3
  3.2     Committee Authority .................................    A-3
ARTICLE 4 -- COMMON STOCK SUBJECT TO THE PLAN..................    A-3
ARTICLE 5 -- ELIGIBILITY.......................................    A-4
ARTICLE 6 -- STOCK OPTIONS ....................................    A-4
  6.1     Options .............................................    A-4
  6.2     Grants ..............................................    A-4
  6.3     Incentive Stock Options .............................    A-4
  6.4     Terms of Options ....................................    A-4
ARTICLE 7 -- RESTRICTED STOCK .................................    A-6
  7.1     Awards of Restricted Stock ..........................    A-6
  7.2     Awards and Certificates .............................    A-6
  7.3     Restrictions and Conditions .........................    A-7
ARTICLE 8 -- PERFORMANCE SHARES................................    A-7
  8.1     Award of Performance Shares .........................    A-7
  8.2     Terms and Conditions ................................    A-7
ARTICLE 9 -- OTHER STOCK-BASED AWARDS .........................    A-8
  9.1     Other Awards ........................................    A-8
  9.2     Terms and Conditions ................................    A-8
ARTICLE 10 -- TERMINATION OR AMENDMENT OF THE PLAN ............    A-8
ARTICLE 11 -- UNFUNDED PLAN ...................................    A-9
ARTICLE 12 -- ADJUSTMENT PROVISIONS............................    A-9
  12.1    Antidilution ........................................    A-9
  12.2    Change in Control ...................................    A-9
  12.3    Adjustments by Committee ............................   A-10
ARTICLE 13 -- GENERAL PROVISIONS...............................   A-10
  13.1    Legend ..............................................   A-10
  13.2    No Right to Employment ..............................   A-10
  13.3    Withholding of Taxes ................................   A-10
  13.4    No Assignment of Benefits ...........................   A-10
  13.5    Governing Law .......................................   A-11
  13.6    Application of Funds ................................   A-11
  13.7    Rights as a Shareholder .............................   A-11
ARTICLE 14 -- SHAREHOLDER APPROVAL............................... A-11

                       FIRST MICHIGAN BANK CORPORATION
                           STOCK COMPENSATION PLAN

                                  ARTICLE 1
                    ESTABLISHMENT AND PURPOSE OF THE PLAN

      1.1 Establishment of the Plan. First Michigan Bank Corporation, a Michigan corporation (the "Company"), hereby establishes a stock compensation plan to be known as the "First Michigan Bank Corporation Stock Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of stock options, restricted stock, and other stock-based awards to key employees of the Company and its subsidiaries.

      1.2 Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company's shareholders, through stock-based compensation, by aligning the personal interests of the Company's key employees with those of its shareholders. The Plan is also designed to allow key employees to participate in the Company's future, as well as to enable the Company to attract, retain and reward such employees. Compensation related to Awards under the Plan is generally intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code").

      1.3 Term of Plan. No Awards shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date ("Termination Date"), provided that Awards granted prior to the Termination Date may extend beyond that date.

                                  ARTICLE 2
                                 DEFINITIONS

      For purposes of this Plan, the following terms shall have the meanings set forth below:

      2.1 Award means any award under this Plan of any Options, Restricted Stock, Performance Shares or Other Stock-Based Award.

      2.2 Award Agreement means an agreement evidencing the grant of an Award under this Plan. Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, as established by the Committee and shall be subject to the terms and conditions of the Plan.

      2.3 Award Date means the date that an Award is made, as specified in an Award Agreement.

      2.4 Board means the Board of Directors of the Company.

      2.5 Change in Control is defined in Article 12.

      2.6 Code means the Internal Revenue Code of 1986, as amended.

      2.7 Committee means the Committee, as specified in Article 3, appointed by the Board to administer the Plan, no members of which shall be eligible to receive an Award pursuant to the Plan.

      2.8 Common Stock means the Common Stock, $1.00 par value per share, of the Company.

      2.9 Disability means permanent and total disability as determined under the rules and guidelines established by the Committee for purposes of the Plan.

      2.10 Effective Date means January 1, 1997.

      2.11 Employee means a salaried employee (including officers and directors who are also employees) of the Company or Subsidiary.

      2.12 Fair Market Value means the closing sale price per share of the Common Stock on the relevant valuation date on the National Association of Securities Dealers Automated Quotation System or any successor system then in use ("NASDAQ"). If no sale of shares of Common Stock is reflected on the NASDAQ on a date, "Fair Market Value" shall be determined on the next preceding day on which there was a sale of shares of Common Stock reflected on NASDAQ.

      2.13 Incentive Stock Option or ISO means an option to purchase shares of Common Stock granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

      2.14 Non-Employee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission.

      2.15 Nonqualified Stock Option or NQSO means an option to purchase shares of Common Stock, granted under Article 6, which is not an Incentive Stock Option.

      2.16 Option means an Incentive Stock Option or a Nonqualified Stock
Option.

      2.17 Option Price means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee.

      2.18 Other Stock-Based Award means an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

      2.19 Participant means an Employee of the Company or a Subsidiary who holds an outstanding Award granted under the Plan.

      2.20 Permitted Transferee means (i) a spouse, a child, or a grandchild of a Participant (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of a Participant and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are the Participant and/or one or more Immediate Family Members.

      2.21 Performance Shares means an Award granted under Article 8 of this Plan evidencing the right to receive Common Stock or cash of an equivalent value at the end of a specified performance period and upon achievement of specified performance goals or objectives.

      2.22 Retirement (including Normal, Early and Disability Retirement) means the termination of a Participant's employment with the Company or a Subsidiary with eligibility for normal, early or disability retirement benefits under the terms of the Company's pension plan, as amended and in effect at the time of such termination of employment.

      2.23 Restricted Stock means an Award granted to a Participant under
Article 7 of this Plan.

      2.24 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), as amended from time to time or any successor rule.

      2.25 Subsidiary means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

      2.26 Termination Date means December 31, 2006.

      2.27 Termination of Employment means the termination of a Participant's employment with the Company or a Subsidiary. A Participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be a Subsidiary and the Participant does not immediately thereafter become an Employee of the Company or another Subsidiary.

                                  ARTICLE 3
                                ADMINISTRATION

      3.1 The Committee. The Plan shall be administered by the Nominating and Salary Committee designated by the Board consisting of not less than three
(3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director.

      3.2 Committee Authority. Subject to the Company's Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Awards to key Employees of the Company or a Subsidiary. Awards may be granted singly, in combination, or in tandem. The authority of the Committee shall include the following:

            (a) To select the key Employees of the Company or a Subsidiary to whom Awards may be granted under the Plan;

            (b) To determine whether and to what extent Options, Restricted Stock, Performance Shares and Other Stock-Based Awards, or any combination thereof are to be granted under the Plan;

            (c) To determine the number of shares of Common Stock to be covered by each Award;

            (d) To determine the terms and conditions of any Award Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares Common Stock relating thereto, based on such factors as the Committee shall determine in its sole discretion;

            (e) To determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangement made by Company other than under the terms of this Plan;

            (f) To determine under what circumstances an Award may be settled in cash, Common Stock, or a combination thereof; and

            (g) To determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (including any Award Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Award previously granted under the Plan or cause the Plan or the Award not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Award granted hereunder.

                                  ARTICLE 4
                       COMMON STOCK SUBJECT TO THE PLAN

      Subject to adjustment as provided in Section 12.1, the maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 1,500,000 shares, which may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company ("Plan Shares"). Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof. If an

Award expires unexercised or is forfeited, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement; provided, however, that any such shares subject to a forfeited or cancelled Award shall not again be made subject to an Award Agreement to any Participant who received, directly or indirectly, any of the benefits of ownership of the securities underlying such Award, excluding the right to vote such shares.

                                  ARTICLE 5
                                 ELIGIBILITY

      The persons who shall be eligible to receive Awards under the Plan shall be such key Employees as the Committee shall select from time to time. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant. Participants may hold more than one Award, but only on the terms and subject to the restrictions set forth in the Plan and their respective Award Agreements.

                                  ARTICLE 6
                                STOCK OPTIONS

      6.1 Options. Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted under this Plan shall be either an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQSO").

      6.2 Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Stock Option.

      6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such
Section 422. An Incentive Stock Option shall not be granted to an individual who, on the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date of the shares of Common Stock with respect to which one or more Incentive Stock Options (or other incentive stock options within the meaning of Section 422 of the Code, under all other option plans of the Company) granted on or after January 1, 1987, that are exercisable for the first time by a Participant during any calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code.

      6.4 Terms of Options. Options granted under the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions:

            (a) Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Award Date.

            (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date the Option is granted.

            (c) Exercisability. Except as provided in Section 12.2, no Option shall be exercisable either in whole or in part prior to the first anniversary of the Award Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

            (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. Notwithstanding the foregoing, an Option shall not be exercisable with respect to less than 100 shares of Common Stock unless the remaining shares covered by an Option are fewer than 100 shares. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned for at least six months by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding payment as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of stock shall be issued until payment has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in
      Section 13.1 of the Plan. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period [as defined in Section 7.3(a)], applicable to the shares of Restricted Stock surrendered therefor.

            (e) Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, provided, however, a Nonqualified Stock Option may be transferred, without consideration, to a Permitted Transferee if the Participant satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Participant. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Participant continued to hold the Option, whereby provisions of this Plan dealing with termination of employment, retirement, disability or death of a Participant will continue to refer to the original Participant regardless of whether a Nonqualified Stock Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of employment, retirement, disability, or death of a Participant. Further, all Options shall be exercisable, during the Participant's lifetime, only by such Participant, or, in the case of a Nonqualified Stock Option, by a Participant or a Permitted Transferee, as the case may be. The designation of a person entitled to exercise an Option after a person's death will not be deemed a transfer.

            (f) Termination of Employment for Reasons other than Retirement, Disability, or Death. Upon Termination of Employment for any reason other than Retirement or on account of Disability or death, each Option held by the Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Employment and shall not have been fully exercised, be exercisable, in whole or in part, at any time within a period of three (3) months following Termination of Employment, subject, however, to prior expiration of the term of such Options and any other limitations on the exercise of such Options in effect at the date of exercise.

            (g) Termination of Employment for Retirement or Disability. Upon Termination of Employment by reason of Retirement or Disability, each Option held by such Participant shall, to the extent rights to purchase shares under the Option have accrued at the date of such Retirement or Disability and shall not have been fully exercised, remain exercisable in whole or in part, for a period of three (3) years following such Termination of Employment, subject, however, to prior expiration according to its terms and other limitations imposed by the Plan. If the Participant dies after such Retirement or Disability, the Participant's Options shall be exercisable in accordance with Section 6.4(h) below.

      (h) Termination of Employment for Death. Upon Termination of Employment due to death, each Option held by such Participant shall, to the extent rights to purchase shares under the Options have accrued at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance only under the following circumstances and during the following periods: (i) if the Participant dies while employed by the Company or a Subsidiary, at any time within three (3) years after his death, or (ii) if the Participant dies during the extended exercise period following Termination of Employment specified in Section 6.4(g), at any time within the longer of such extended period or one (1) year after death, subject, however, in any case, to the prior expiration of the term of the Option and any other limitation on the exercise of such Option in effect at the date of exercise.

      (i) Termination of Options. Any Option that is not exercised within whichever of the exercise periods specified in Sections 6.4(f), (g) or (h) is applicable shall terminate upon expiration of such exercise period.

      (j) Purchase and Settlement Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                                  ARTICLE 7
                               RESTRICTED STOCK

      7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual or business unit or Company performances, or such other factors as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

      7.2 Awards and Certificates. A prospective Participant selected to receive a Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

            (a) Acceptance. Awards of Restricted Stock must be accepted within a period of 20 days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated for such shares of Restricted Stock.

            (b) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the First Michigan Bank Corporation Stock Compensation Plan and related Award Agreement entered into between the registered owner and the Company, dated _____. Copies of such Plan and Agreement are on file in the offices of the Company, One Financial Plaza. Holland, Michigan 49323."

            (c) Custody. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      7.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

            (a) Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

            (b) Rights as Shareholder. Except as provided in this subsection
      (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

            (c) Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Article 7, upon Termination of Employment for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

            (d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant.

                                  ARTICLE 8
                              PERFORMANCE SHARES

      8.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the Performance Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 8.2, as specified in the Award Agreement. The Committee may condition the grant of Performance Shares upon the achievement of specific business objectives, measurements of individual or business unit or Company performance, or such other factors or criteria as the Committee shall determine. The provisions of the award of Performance Shares need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

      8.2 Terms and Conditions. Performance Shares awarded pursuant to this
Article 8 shall be subject to the following terms and conditions:

            (a) Nontransferability. Subject to the provisions of this Plan and the related Award Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered during the Performance Period. At the expiration of the Performance Period, share certificates or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the shares covered by the Award Agreement.

            (b) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any cash dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

            (c) Termination of Employment. Subject to the provisions of the Award Agreement and this Article 8, upon Termination of Employment for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant.

            (d) Accelerated Vesting. Based on service, performance and/or such other factors or criteria as the Committee may determine and set forth in the Award Agreement, the Committee may, at or after grant, accelerate the vesting of all or any part of any award of Performance Shares and/or waive the deferral limitations for all or any part of such Award.

                                  ARTICLE 9
                           OTHER STOCK-BASED AWARDS

      9.1 Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards"), may be granted either alone or in addition to or in tandem with Options, Restricted Stock or Performance Shares. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each Participant and such Awards to individual Participants need not be the same in subsequent years.

      9.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article 9 shall be set forth in an Award Agreement and shall be subject to the following terms and conditions:

            (a) Nontransferability. Subject to the provisions of this Plan and the Award Agreement, shares of Common Stock subject to Awards made under this Article 9 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

            (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of this Plan and the Award Agreement, the recipient of an Award under this Article 9 shall be entitled to receive, currently or on a deferred stock basis, dividends or other distributions with respect to the number of shares of Common Stock covered by the Award.

            (c) Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

            (d) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 9.

            (e) Price. Common Stock issued or sold under this Article 9 may be issued or sold for no cash consideration or such consideration as the Committee shall determine and specify in the Award Agreement.

                                  ARTICLE 10
                     TERMINATION OR AMENDMENT OF THE PLAN

      The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any applicable regulatory requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company's share holders, no amendment may be made which would
(i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 12.1); (ii) change the definition of Employees eligible to receive Awards under this Plan; (iii) decrease the option price of any Option to less than one hundred percent (100%) of the Fair Market Value on the date of grant for an Option; (iv) extend the maximum option period under Section 6.4(b) of the Plan; or (v) cause the Plan not to comply with either Rule 16b-3, or any successor rule under the Act, or Section 162(m) of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 12.2, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent. Awards may not be granted under the Plan after the Termination Date, but Awards granted prior to such date shall remain in effect or become exercisable pursuant to their respective terms and the terms of this Plan.

                                  ARTICLE 11
                                UNFUNDED PLAN

      This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE 12
                            ADJUSTMENT PROVISIONS

      12.1 Antidilution. Subject to the provisions of this Article 12, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

      12.2 Change in Control. Notwithstanding Section 12.1, upon the occurrence of a Change in Control, all Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease, unless, in the case of a transaction described in clause (iii) or (iv) in the following definition of Change in Control, provisions are made in connection with such transaction for the continuance of the Plan and the assumption of or the substitution for such Awards of new Awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. As used in this Plan, "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if: (i) any Person (other than the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any con solidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or
(vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

      12.3 Adjustments by Committee. Any adjustments pursuant to this Article 12 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

                                  ARTICLE 13
                              GENERAL PROVISIONS

      13.1 Legend. The Committee may require each person purchasing shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      13.2 No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other Employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an Employee is employed to terminate his or her employment at any time.

      13.3 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares having a Fair Market Value as of the "Tax Date", less than or equal to the amount of the withholding tax obligation; or (c) delivering to the Company unencumbered shares owned by the Participant having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation. The "Tax Date" shall be the date that the amount of tax to be withheld is determined.

      13.4 No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically transfer, provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

      13.5 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws and in the courts of the state of Michigan.

      13.6 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

      13.7 Rights as a Shareholder. Except as otherwise provided in an Award Agreement, a Participant shall have no rights as a shareholder of the Company until he or she becomes the holder of record of Common Stock.

                                  ARTICLE 14
                             SHAREHOLDER APPROVAL

      The Plan shall be effective on the Effective Date and shall be submitted for approval by the shareholders of the Company at the Annual Meeting of Shareholders in 1997. If the shareholders do not approve the Plan, it, and any action taken under the Plan, shall be void and of no effect.

                                                                   APPENDIX B

                       FIRST MICHIGAN BANK CORPORATION
                      1997 DIRECTORS' STOCK OPTION PLAN

                    Section 1. Establishment and Purpose.

      First Michigan Bank Corporation hereby establishes a stock option plan to be named the First Michigan Bank Corporation 1997 Directors' Stock Option Plan, for certain directors of the Company. The purpose of the Plan is: (i) to provide a non-cash method of compensating directors that will directly promote the interests of the shareholders because the rewards made available to the directors would be directly related to the price of stock; and (ii) to aid the Company and its subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Company's continued progress.

                           Section 2. Definitions.

      (a) Act means the Securities Exchange Act of 1934, as amended from time to time.

      (b) Administrator means the Corporate Executive Committee of the Company.

      (c) Authority means the 150,000 shares of Stock authorized for issuance pursuant to the Plan.

      (d) Board of Directors means the Board of Directors of the Company.

      (e) Company means First Michigan Bank Corporation, a corporation organized and existing under the laws of the State of Michigan.

      (f) Eligible Director means a director of the Company who is not otherwise an officer or employee of the Company or of any subsidiary thereof.

      (g) Effective Date means the date this Plan is approved by the Company's shareholders.

      (h) Fair Market Value of a share of Stock means the closing sale price on the National Association of Securities Dealers Automated Quotation System, or any successor system then in use, on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which selling prices were recorded.

      (i) Grant Date means, with respect to each Option, the day that an Eligible Director is granted the Option.

      (j) Option means an option granted under this Plan to acquire Stock.

      (k) Optionee means the person to whom an Option is granted.

      (l) Option Agreement means an Agreement issued to each Eligible Director with respect to each Option.

      (m) Option Date means the first business day after an annual meeting of Shareholders with respect to each Option.

      (n) Permitted Transferee means either (i) the spouse, a child, or a grandchild of an Optionee (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of an Optionee and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are an Optionee and/or one or more Immediate Family Members.

      (o) Plan means the First Michigan Bank Corporation 1997 Directors' Stock Option Plan.

      (p) Post-Death Representative(s) means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by Optionee's will or the laws of descent and distribution.

      (q) Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time or any successor rule.

      (r) Shares means shares of Stock.

      (s) Stock means authorized and unissued shares of common stock, $1.00 par value, of the Company and includes Shares which may be reacquired by the Company.

                          Section 3. Administration.

      The Plan shall be administered on behalf of the Company by the Administrator. The Administrator may adopt, amend, and rescind from time to time such administrative rules, and may take from time to time such actions, with or without notice to affected Optionees or Permitted Transferees, as the case may be, as the Administrator may deem appropriate to implement or interpret the provisions of this Plan or to exercise any authority, discretion, or power explicitly or implicitly granted to the Administrator under this Plan, provided that no such rules or actions may be inconsistent with the provisions of this Plan or Rule 16b-3, or any successor rule, under the Act (in the case of Optionees affected thereby). The Administrator may make rules or take action pursuant to this Section by any appropriate means.

                  Section 4. Shares Reserved Under the Plan.

      The following provisions shall govern the number of Shares issuable under the Plan:

      (a) The maximum number of Shares which may be issued in connection with Options granted hereunder is 150,000. At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to 150,000 Shares less the total number of Shares issued pursuant to all such exercises which shall have been made prior to such time.

      (b) When an Option is granted, the total number of Shares issuable upon complete exercise thereof shall be charged against the maximum number of Shares of the Authority. When the Option is exercised, no additional charge shall be made against the Authority. If an exercise price is paid in Shares owned by the Optionee or the Permitted Transferee, as the case may be, such Shares shall not be added to the Authority.

      (c) If an Option terminates in whole in part, by expiration or for any other reason except exercise of such Option, the Shares previously charged to the Authority upon grant of the Option shall be restored to the Authority, and shall again be available for issuance under the Authority, for as long as such Authority continues, as if such Shares had never been subject to an Option.

                       Section 5. Granting of Options.

      Each person who is an Eligible Director on the Option Date in 1997, and each person who is an Eligible Director in each subsequent year on the Option Date, shall receive an Option to acquire 1,000 Shares at the Fair Market Value on such date. If an Eligible Director is first appointed to the Board of Directors after the Option Date in 1997, and such appointment is effective as of a date other than the date of an annual meeting of Shareholders or an Option Date, the Eligible Director shall, as of the date of appointment as a director, receive one Option to acquire 1,000 Shares at the Fair Market Value on that date.

                         Section 6. Terms of Options.

      Notwithstanding any other provisions of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

      (a) The option price for each Share covered by an Option shall be an amount equal to one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option.

      (b) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution; provided, however, an Option may be transferred, without consideration, to a Permitted Transferee if the Optionee satisfies such conditions to the transfer as may be required by the Administrator. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Optionee. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Optionee continued to hold the Option, whereby provisions of this Plan dealing with termination of service or death of an Optionee will continue to refer to the original Optionee regardless of whether an Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of service or death of an Optionee. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or a Permitted Transferee, as the case may be.

      (c) Options shall become fully exercisable on the first anniversary of the Grant Date. No Option shall be exercisable after the expiration of ten years from the Grant Date. Notwithstanding the foregoing, if the Optionee dies before service as a director terminates, the Option shall be exercisable as to all Shares, to the extent not previously exercised.

      (d) The Option shall not be exercisable after the earlier of (i) the last day of the thirty-sixth month after the month in which the Optionee's service as a director terminates for any reason or (ii) the expiration of ten years from the Grant Date.

                  Section 7. No Right to Remain a Director.

      The grant of an Option shall not create any right in any person to remain as a director of the Company.

                        Section 8. Exercise of Option.

      (a) An Option shall be exercisable only (1) upon payment to the Company on the exercise date of cash in the full amount of the option price of the Shares with respect to which the Option is exercised, (2) upon delivery to the Company on the exercise date of certificates representing unencumbered Shares, owned by the Optionee or the Permitted Transferee, as the case may be, having a Fair Market Value, on the last trading date preceding such exercise and delivery, equal to the full amount of the purchase price of the Shares with respect to which the Option is exercised, or (3) a combination of
(1) and (2), except that (i) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash, and (ii) no Shares of Stock which have been held for less than six months may be delivered in payment of the exercise price of an Option. If and to the extent determined by the Administrator, in its sole discretion, at or after the Grant Date, payment in full or in part may also be made by reduction in the number of Shares issuable upon exercise of the Option based on the Fair Market Value of the Stock on the last trading date preceding the exercise.

      (b) An Optionee or Permitted Transferee, as the case may be, shall have none of the rights of a shareholder with respect to Shares subject to the Option until Shares are issued to the Optionee or Permitted Transferee upon the exercise of an Option.

                        Section 9. General Provisions.

      The Company shall not be required to issue or deliver any certificate for Shares to an Optionee or Permitted Transferee, as the case may be, upon the exercise of an Option prior to:

      (a) If requested by the Company, the filing with the Company by the Optionee, the Permitted Transferee or the Optionee's Post-Death Representative, as the case may be, of a representation in writing that at the time of such exercise it is their then present intention to acquire the Shares being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such Shares under any state or federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and

      (b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Administrator shall, in the Administrator's absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                      Section 10. Adjustment Provisions.

      In the event any stock dividend is declared upon the Stock or in the event outstanding Shares of Stock shall be changed into or exchanged for a different number, class or kind of Shares of Stock or other securities of the Company or another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the maximum number of Shares of Stock which may be charged against the Authority shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of Shares of Stock or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each Share or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated, or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization, and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this Section 10 shall be made in an equitable manner by the Administrator, whose determination shall be conclusive and binding on all concerned.

              Section 11. Duration, Amendment, and Termination.

      The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the Shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee or Permitted Transferee, as the case may be, adversely affect or impair the rights of such Optionee or Permitted Transferee, as the case may be, and provided further, that, unless the Shareholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby: (a) the total number of Shares which may be granted under the Plan to all individuals shall be increased, except by operation of the adjustment provisions of Section 10 hereof; (b) the term of the Options shall be extended; (c) the minimum option price shall be decreased; or (d) the class of eligible persons to whom Options may be granted shall be changed. The period during which Options may be granted under the Authority shall terminate on the tenth anniversary of the Effective Date, unless the Plan earlier shall have been terminated as provided above.

                    Section 12. Date of Granting Options.

      All Options granted under the Plan shall be in writing and shall be granted as of a Grant Date.

                      Section 13. Shareholder Approval.

      The Plan is to be submitted for approval by the Shareholders of the Company at the 1997 annual meeting and shall be effective only upon receiving such approval.

                          Section 14. Miscellaneous.

      (a) Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Michigan, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Michigan.

      (b) Transactions under this Plan are intended to comply with applicable conditions for exemption under Rule 16b-3. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

      (c) The invalidity of any particular provision herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.


PROXY                   FIRST MICHIGAN BANK CORPORATION
                 One Financial Plaza * Holland, Michigan 49423
                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 15, 1997

   The undersigned hereby appoints Roger A. Andersen and Robert J. Kapenga, and each of them, Proxies, with power of substitution, to vote the shares of capital stock of First Michigan Bank Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held in the Ambassador Ballroom of the Amway Grand Plaza, Pearl at Monroe, Grand Rapids, Michigan, on Tuesday, April 15, 1997 at 10:00 a.m. local time.

1. Election of five persons to the Board of Directors, four persons for terms expiring in 2002, and one person for a term expiring in 1999:
   [ ]  FOR all nominees listed below (except
        as marked to the contrary below).

   [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

   Doyle A. Hayes, Donald W. Maine, Jack H. Miller and David M. Ondersma each for three-year terms expiring in 2000
   Ronald J. Bieke for a two-year term expiring in 1999

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------------------------

2. Proposal to consider and approve the First Michigan Bank Corporation Stock Compensation Plan.
           [ ]  FOR              [ ]  AGAINST              [ ]  ABSTAIN

3. Proposal to consider and approve the First Michigan Bank Corporation 1997 Directors' Stock Option Plan.
           [ ]  FOR              [ ]  AGAINST              [ ]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   (Continued and to be signed on other side)

   This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees named in Item 1 and FOR the proposals in Items 2 and 3 on the reverse side.

________________________________    ______________________________
            Signature                  Signature (if jointly held)


Date: _______________________


NOTE: Joint owners should each sign. When signing as executor, corporate officer, trustee, guardian, etc., please indicate capacity.